Lease Agreement

This Agreement, MADE THE 10th day of August, two thousand (2000), by and between Irv Saltzman (hereinafter called Lessor), of the one part, and Penn-America Insurance Company (hereinafter called Lessee), of the other part.
     WITNESSETH THAT: Lessor does hereby demise and let unto Lessee all that certain area consisting of 23,426 square feet in the premises known as "420 S. York Road, Hatboro, PA 19040", Block #11, Units 38, 52 and 54, Borough of Hatboro, Montgomery County, Pennsylvania, and as outlined in yellow and indicated as leased area on Exhibit "A" attached hereto, in the County of Montgomery, State of Pennsylvania, to be used and occupied as general offices and for no other purpose, for the term of five (5) years beginning the 1st day of July, 2000 and ending the 30th day of June, 2005 for the minimum annual rental of $357,247.00 Dollars lawful money of the United States of America, payable in monthly installments in advance during the said term of this lease, or any renewal hereof, in sums of $29,771.00 Dollars on the first day of each month, rent to begin from the 1st day of July, 2000, the first installment to be paid at the time of signing this lease. The first rental payment to be made during the occupancy of the premises shall be adjusted to pro-rate a partial month of occupancy, if any, at the inception of this lease.

Effective July 1, 2000, the parties to this lease do hereby terminate the prior lease between the parties dated June 15, 1995.

     If Lessor is unable to give Lessee possession of the demised premises, as herein provided, by reason of the holding over of a previous occupant, or by reason of any cause beyond the control of the Lessor, the Lessor shall not be liable in damages to the Lessee therefor, and during the period that the Lessor is unable to give possession, all rights and remedies of both parties hereunder shall be suspended, and if Lessor is unable for any reason to give possession of the demised premises within 5 days of Lessee's demand therefor following commencement of the term hereof Lessee shall have the option, by notice to Lessor, to cancel this lease agreement and receive return of any prepaid rents and security deposit in full and final settlement of any and all claims against Lessor.
     (a) Lessee agrees to pay as rent in addition to the minimum rental herein reserved any and all sums which may become due by reason of the failure of Lessee to comply with all of the covenants of this lease and any and all damages, costs and expenses which the Lessor may suffer or incur by reason of any default of the Lessee or failure on his part to comply with the covenants of this lease, and each of them, and also any and all damages to the demised premises caused by any act or neglect of the Lessee.
     (b) Lessee further agrees to pay to Lessor as additional rent all increase or increases in fire insurance premiums upon the demised premises and/or the building of which the demised premises is a part, due to an increase in the rate of fire insurance in excess of the rate on the demised premises at the time of making this lease, if said increase is caused by any act or neglect of the Lessee or the nature of the Lessee's business.
     All rent shall be payable without prior notice or demand to Lessor, 224 Bradley Place, Palm Beach, FL 33480 or at such other place as Lessor may from time to time designate by notice in writing.
     Lessee covenants and agrees that he will without demand
     (a) Pay the rent and all other charges herein reserved as rent at the times and at the place that the same are payable, without fail; and if Lessor shall at any time or times accept said rent or rent charges after the same shall have become delinquent, such acceptance shall not excuse delay upon subsequent occasions, or constitute or be construed as a waiver of any of Lessor's rights. Lessee agrees that any charge or payment herein reserved, included, or agreed to be treated or collected as rent and/or any other charges, expenses, or costs herein agreed to be paid by Lessee may be proceeded for and recovered by Lessor by legal process in the same manner as rent due and in arrears.
     (b) Comply with any requirements of any of the constituted public authorities, and with the terms of any State or Federal statute or local ordinance or regulation applicable to Lessee or his use of the demised premises, and save Lessor harmless from penalties, fines, costs or damages resulting from failure so to do.
     (c) Use every reasonable precaution against fire.
     (d) Comply with rules and regulations of Lessor promulgated as hereinafter provided.
     (e) Peaceably deliver up and surrender possession of the demised premises to the Lessor at the expiration or sooner termination of this lease, promptly delivering to Lessor at his office all keys for the demised premises.
     (f) Give to Lessor prompt written notice of any accident, fire, or damage occurring on or to the demised premises.
     (g) The Lessee agrees that if, with the permission in writing of Lessor, Lessee shall vacate or decide at any time during the term of this lease, or any renewal thereof, to vacate the herein demised premises prior to the expiration of this lease, or any renewal hereof, Lessee will not cause or allow any other agent to represent Lessee in any sub-letting or reletting of the demised premises other than an agent approved by the Lessor and that should


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Lessee do so, or attempt to do so, the Lessor may remove any signs that may be placed on or about the demised premises by such other agent without any liability to Lessor or to said agent, the Lessee assuming all responsibility for such action.
     (h) Indemnify and same Lessor harmless from any and all loss occasioned by Lessee's breach of any of the covenants, terms and conditions of this lease, or caused by his family, guests, visitors, agents and employees.
     Lessee covenants and agrees that he will do done of the following things without first obtaining the consent, in writing of Lessor, which consent Lessor shall not unreasonably withhold, and without providing Lessor with reimbursement for any expenses incurred or incidental to Lessee's proposed action.
     (a) Occupy the demised premises in any other manner or for any other purpose than as above set forth.
     (b) Assign, mortgage or pledge this lease or under-let or sub-lease the demised premises, or any part thereof, or permit any other person, firm or corporation to occupy the demised premises, or any part thereof; nor shall any assignee or sub-lease assign, mortgage or pledge this lease or such sub-lease, without an additional written consent by the Lessor, and without such consent no such assignment, mortgage or pledge shall be valid. If the Lessee becomes embarrassed or insolvent, or makes an assignment for the benefit of creditors, or if a petition in bankruptcy is filed by or against the Lessee or a bill in equity or other proceeding for the appointment of a receiver for the Lessee is filed, or if the real or personal property of the Lessee shall be sold or levied upon by any Sheriff, Marshal or Constable, the same shall be a violation of this covenant.
     (c) Place or allow to be placed any stand, booth, sign or show case upon the doorsteps, vestibules or outside walls or pavements of said premises, or paint, place, erect or cause to be painted, placed or erected any sign, projection or device on or in any part of the premises. Lessee shall remove any sign, projection or device painted, placed or erected, if permission has been granted and restore the walls, etc., to their former conditions, at or prior to the expiration of this lease. In case of the breach of this covenant (in addition to all other remedies given to Lessor in case of the breech of any conditions or covenants of this lease) Lessor shall have the privilege of removing said stand, booth, sign, show case, projection or device, and restoring said walls, etc., to their former condition, and Lessee, at Lessor's option, shall be liable to Lessor for any and all reasonable expenses so incurred by Lessor.
     (d) Make any alterations, improvements, or additions to the demised premises. All alterations, improvements, additions o fixtures whether installed before or after the execution of this lease, shall remain upon the premises at the expiration or sooner determination of this lease and become the property of Lessor, unless Lessor shall, prior to the determination of this lease, have given written notice to Lessee to remove the same, in which event Lessee will remove such alterations, improvements and additions and restore the premises to the same good order and condition in which they now are. Should Lessee fail so to do, Lessor may do so, collecting, at Lessor's option, the cost and expense thereof from Lessee as additional rent.
     (e) Use or operate any machinery that, in Lessor's opinion, is harmful to the building or disturbing to other tenants occupying other parts thereof.
     (f) Place any weights in any portion of the demised premises beyond the safe carrying capacity of the structure.
     (g) Do or suffer to be done, any act, matter or thing objectionable to the fire insurance companies whereby the fire insurance or any other insurance now in force or hereafter to be placed on the demised premises, or any part thereof, or on the building of which the demised premises may be a part, shall become void or suspended, or whereby the same shall be rated as a more hazardous risk than at the date of execution of this lease, or employ any person or persons objectionable to the fire insurance companies or carry or have any benzine or explosive matter of any kind in and about the demised premises. In case of a breach of this covenant (in addition to all other remedies given to Lessor in case of the breach of any of the conditions or covenants of this lease) Lessee agrees to pay to Lessor as additional rent any and all increase or increases of premiums on insurance carried by Lessor on the demised premises, or any part thereof, or on the building of which the demised premises may be a part, caused in any way by the occupancy of Lessee.
     (h) Remove, attempt to remove or manifest an intention to remove Lessee's goods or property from or out of the demised premises otherwise than in the ordinary and usual course of business, without having first paid and satisfied Lessor for all rent which may become due during the entire term of this lease.
     (i) Vacate or desert said premises during the term of this lease, or permit the same to be empty and unoccupied.
     Lessee covenants and agrees that Lessor shall have the right to do the following things and matters in and about the demised premises:
     (a) At all reasonable times by himself or his duly authorized agents to go upon and inspect the demised premises and every part thereof, and/or at his option to make repairs, alterations and additions to the demised premises or the building of which the demised premises is a part.
     (b) At any time or times and from time to time make such reasonable rules and regulations as may be necessary or desirable for the safety, care, and cleanliness of the demised premises and/or of the building of which the demised premises is a part and of real and personal property contained therein and for the preservation of good order. Such rules and regulations shall, when communicated in writing to Lessee, form a part of this lease,
     (c) To display a "For Sale" sign at any time, and also, after notice from either party of Intention to


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determine this lease, or at anytime within three months prior to the expiration of this lease, a "For Rent" sign, or both "For Rent" and "For Sale" signs; and all of said signs shall be placed upon such part of the premises as Lessor may elect and may contain such matter as Lessor shall require. Persons authorized by Lessor may inspect the premises at reasonable hours during the said periods.
     (d) Leesor may discontinue at any time, any or all facilities furnished and services rendered by Lessor not expressly covenanted for herein or required to be furnished or rendered by law; it being understood that they constitute no part of the consideration for this lease.
     (a) Lessee agrees to relieve and hereby relieves the Lessor from all liability by reason of any injury or damage to any person or property in the demised premises, whether belonging to tile Lessee or any other person caused by any fire, breakage, or leakage in any part or portion of the building of which the demised premises is a part or from water, rain or snow that may leak into, issue or flow from any part of the said premises, or of the building of which the demised premises is a part, from the drains, pipes, or plumbing work of the same, or from any place or quarter, unless such breakage, leakage, injury or damage be caused by or result from the negligence of Lessor or its servants or agents.
     (b) Lessee also agrees to relieve and hereby relieves Lessor from all liability by reason of any damage or injury to any property or to Lessee or Lessee's guests, servants or employees which may arise from or be due to the use, misuse or abuse of all or any of the elevators, hatches, openings, stairways, hallways of any kind whatsoever which may exist or hereafter be erected or constructed on the said premises or the sidewalks surrounding the building of which may arise from defective construction, failure of water supply, light, power, electric wiring, plumbing or machinery, wind, lightning, storm or any other cause whatsoever on the said premises or the building of which the demised premises is a part, unless such damage, injury, use, misuse or abuse be caused by or result from the negligence of Lessor, its servants or agents.

     (a) In the event the demised premises are totally destroyed or so damaged by fire or other casualty that, in the opinion of a licensed architect retained by Lessor, the same cannot be repaired and restored within ninety days from the happening of such injury this lease shall absolutely cease and determine, and the rent shall abate for the balance of the term,

     (b) If the damage be only partial and such that the premises can be restored, in the opinion of a licensed architect retained by Lessor, to approximately their former condition within ninety days from the date of the casualty loss Lessor may, at Lessor's option, restore the same with reasonable promptness, reserving the right to enter upon the demised premises for that purpose. Lessor also reserves the right to enter upon the demised premises whenever necessary to repair damage caused by fire or other casualty to the building of which the demised premises is a part, even though the effect of such entry be to render the demised premises or a part thereof untenantable. In either event the rent shall be apportioned and suspended during the time Lessor is in possession, taking into account the proportion of the demised premises rendered untenantable and the duration of Lessor's possession.
     (c) Lessor shall make such election to repair the premises or terminate this lease by giving notice thereof to Lessee at the leased premises within thirty days from the day Lessor received notice that the demised premises had been destroyed or damaged by fire or other casualty,
     (d) Except to the extent hereinbefore provided, Lessor shall not be liable for any damage, compensation, or claim by reason of the necessity of repairing any portion of the building, the interruption in the use of the premises, any inconvenience or annoyance arising as a result of such repairs or interruption, or the termination of this lease by reason of damage to or destruction of the premises.
     (e) Lessor has let the demised premises in their present "as is" condition and without any representations, other than those specifically endorsed hereon by Lessor, through its officers, employees, servants and/or agents.
     (f) Lessor is responsible for the appropriate zoning of the property. Lessee shall be responsible for obtaining all necessary permits and licenses.

     (a) No contract entered into or that may be subsequently entered into by Lessor with Lessee, relative to any alterations, additions, improvements or repairs, nor the failure of Lessor to make such alterations, additions, improvements or repairs as required by any such contract, nor the making by Lessor or his agents or contractors of such alterations, additions, improvements or repairs shall in any war affect the payment of the rent or said other charges at the time specified in this lease, except to the extent and in the manner hereinbefore provided,
     (b) It is hereby covenanted and agreed, any law, usage or custom to the contrary notwithstanding, that Lessor shall have the right at all times to enforce the covenants and provisions of this lease in strict accordance with the terms thereof, notwithstanding any conduct or custom on the part of the Lessor in refraining from so doing at any time or times; and, further, that the failure of Lessor at any time or times to enforce his rights under said covenants and provisions and covenants of this lease or as having in any way or manner modified the same.
     (c) This lease is granted upon the express condition that Lessee and/or the occupants of the premises herein leased shall not conduct themselves in a manner which is improper or objectionable, and if at any time during the term of this lease or any extension or continuation thereof Lessee or any occupier of the said premises shall have


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conducted himself in a manner which is improper or objectionable, Lessee shall be taken to have broken the covenants and conditions of this lease, and Lessor will be entitled to all of the rights and remedies granted and reserved herein, for the Lessee's failure to observe all of the covenants and conditions of this lease.
     (d) Lessor and Lessee hereby agree that all insurance policies which each of them shall carry to insure the demised premises and the contents therein against casualty loss, and all liability policies which they shall carry pertaining to the use and occupancy of the demised premises shall contain waivers of the right of subrogation against Lessor and Lessee herein, their heirs, administrators, successors, and assigns.
     If the Lessee
     (a) Does not pay in full when due any and all installments of rent and/or any other charge or payment herein reserved, included, or agreed to be treated or collected as rent an/or any other charge, expense, or cost herein agreed to be paid by the Lessee, or
     (b) Violates or fails to perform or otherwise breaks any covenants or agreement herein contained; or
     (c) Vacates the demised premises or removes or attempts to remove or manifests an intention to remove any goods or property therefrom otherwise than in the ordinary and usual course of business without having first paid and satisfied the Lessor in full for all rent and other charges then due or that may thereafter become due until the expiration of the then current term, above mentioned; or
     (d) Becomes embarrassed or insolvent, or makes an assignment for the benefit of creditors, or if a petition in bankruptcy is filed by or against Lessee or a complaint in equity or other proceedings for the appointment of a receiver for Lessee is filed, or if proceedings for reorganization or for composition with creditors under any State or Federal law be instituted by or against Lessee, or if the real or personal property of Lessee shall be levied upon or be sold, or if for any other reason Lessor shall, in good faith, believe that Lessee's ability to comply with the covenants of this lease, including the prompt payment of rent hereunder, is or may become impaired.
     thereupon:
     (1) The whole balance of rent and other charges, payments, costs, and expenses herein agreed to be paid by Lessee, or any part thereof, and also all costs and officers' commissions including watchmen's wages shall be taken to be due and payable and in arrears as if by the terms and provisions of this lease said balance of rent and other charges, payment, taxes, costs and expenses were on that date, payable in advance. Further, if this lease or any part thereof is assigned, or if the premises, or any part thereof is sub-let, Lessee hereby irrevocably constitutes and appoints Lessor as Lessee's agent to collect the rents due from such assignee or sub-lessee and apply the same to the rent due hereunder without in any way affecting Lessee's obligation to pay any unpaid balance of rent due hereunder; or
     (2) At the option of Lessor, this lease and the terms hereby created shall determine and become abso1ute1y void without any right on the part of Lessee to reinstate this lease by payment of any sum due or by other performance of any condition, term, or covenant broken ; whereupon, Lessor shall be entitled to recover damages for such breach in an amount equal to the amount of rent reserved for the balance of the term of this lease, less the fair rental value of the said demised premises for the remainder of the lease term.

In the event of any default as above set forth in Section 14, Lessor or anyone acting on Lessor's behalf, at Lessor's option:
     (a) May let said premises or any part or parts thereof to such person or persons as may, in Lessor's discretion, be best; and Lessee shall be liable for any loss of rent for the balance of the then current term. Any such re-entry or re-letting by Lessor under the terms hereof shall be without prejudice to Lessor's claim for actual damages, and shall under no circumstances, release Lessee from liability for such damages arising out of the breach of any of the covenants, terms, and conditions of this lease.
     (b) May have and exercise any and all other rights and/or remedies, granted or allowed landlords by any existing or future Statute, Act of Assembly, or other law of this state in cases where a landlord seeks to enforce rights arising under a lease agreement against a tenant who has defaulted or otherwise breached the terms of such lease agreement ; subject, however, to all of the rights granted or created by any such Statute, Act of Assembly, or other law of this state existing for the protection and benefit of tenants; and
     (c) May have and exercise any and all other rights and remedies contained in this lease agreement, including the rights and remedies provided by Sections 16 and 17 hereof.
     Lessee covenants and agrees that if the rent and/or any charges reserved in this lease as rent (including all accelerations of rent permissible under the provisions of this lease) shall remain unpaid five (5) days after the same is required to be paid, then and in that event, Lessor may cause Judgment to be entered against Lessee, and for that purpose Lessee hereby authorizes and empowers Lessor or any Prothonotary, Clerk of Court or Attorney of any Court of Record to appear for and confess judgment against Lessee and agrees that Lessor may commence an action pursuant to Pcnns7lvania Rules of Civil Procedure No. 2950 et seq. for the recovery from Lessee of all rent hereunder (including all accelerations of rent permissible under the provisions of this lease) and/or for all charges reserved hereunder as rent, as well as for interest and costs and Attorney s commission, for which authorization to confess judgment, this lease, or a true and correct copy thereof, shall be sufficient warrant. Such Judgment may be confessed against Lessee for the amount of rent in arrears (including all accelerations of rent permissible under the provisions of this lease) and/or for all charges reserved hereunder as rent, as well as for interest and costs; together


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with an attorney's commission of five percent (5%) of the full amount of
Lessor's claim against Lessee. Neither the right to institute an action pursuant to Pennsylvania Rules of Civil Procedure No. 2950 et seq. nor the authority to confess judgment granted herein shall be exhausted by one or more exercises thereof, but successive complaints may be filed and successive judgments may be entered for the aforedescribed sums five days or more after they become due as well as after the expiration of the original term and/or during or after expiration of any extension or renewal of this lease.
     Lessee covenants and agrees that if this lease shall be terminated (either because of condition broken during the term of this lease or any renewal or extension thereof and/or when the term hereby created or any extension thereof shall have expired) then, and in that event, Lessor may cause a judgment in ejectment to be entered against Lessee for possession of the demised premises, and for that purpose Lessee hereby authorizes and empowers any Prothonotary, Clerk of Court or Attorney of any Court of Record to appear for Lessee and to confess judgment against Lessee in Ejectment for possession of the herein demised premises, and agrees that Lessor may commence an action pursuant to Pennsylvania Rules of Procedure No. 2970 et seq. for the entry of an order in Ejectment for the possession of real property, and Lessee further agrees that a Writ of Possession pursuant thereto may issue forthwith, for which authorization to confess judgment and for the issuance of a writ or writs of possession pursuant thereto, this lease, or a true and correct copy thereof, shall be sufficient warrant. Lessee further covenants and agrees, that if for any reason whatsoever, after said action shall have commenced the action shall be terminated and the possession of the premises demised hereunder shall remain in or be restored to Lessee, Lessor shall have the right upon any subsequent default or defaults, or upon the termination of this lease as above set forth to commence successive actions for possession of real property and to cause the entry of successive judgments by confession in Ejectment for possession of the premises demised hereunder.
     In any procedure or action to enter Judgment by Confession for Money pursuant to Section 16 hereof, or to enter Judgment by Confession in Ejectment for possession of real property pursuant to Section 17 hereof if Lessor shall first cause to be filed in such action an affidavit or averment of the facts constituting the default or occurrence of the condition precedent, or event, the happening of which default, occurrence, or event authorizes and empowers Lessor to cause the entry of judgment by confession, such affidavit or averment shall be conclusive evidence of such facts, defaults, occurrences, conditions precedent, or events; and if a true copy of this lease (and of the truth of which such affidavit or averment shall be sufficient evidence) be filed in such procedure or action, it shall not be necessary to file the original as a Warrant of Attorney, any rule of court, custom, or practice to the contrary notwithstanding.
     Lessee hereby releases to Lessor and to any and all attorneys who may appear for Lessee all errors in any procedure or action to enter Judgment by Confession by virtue of the warrants of attorney contained in this lease, and all liability therefore. Lessee further authorizes the Prothonotary or any Clerk of any Court of Record to issue a Writ of Execution or other process, and further agrees that real estate may be sold on a Writ of Execution or other process. If proceedings shall be commenced to recover possession of the demised premises either at the end of the term or sooner termination of this lease, or for non-payment of rent or for any other reason, Lessee specifically waives the right to the three (3) months' notice to quit and/or the fifteen (15) or thirty
(30) days' notice to quit required by the Act of April 6, 1951, P.L. 69, as amended, and agrees that five (5) days' notice shall be sufficient in either or any such case.
     The right to enter judgment against Lessee by confession and to enforce all of the other provisions of this lease herein provided for may at the option of any assignee of this lease, be exercised by any assignee of the Lessor's right, title and interest in this lease in his, her, or their own name, any statute, rule of court, custom, or practice to the contrary notwithstanding.
     All of the remedies hereinbefore given to Lessor and all rights and remedies given to it by law and equity shall be cumulative arid concurrent, No determination of this lease or the taking or recovering possession of the premises shall deprive Lessor of any of its remedies or actions against the Lessee for rent due at the time or which, under the terms hereof would in the future become due as if there ~ad been no determina. Lion, nor shall the bringing of any action for rent or breach of covenant, or the resort to any other remedy herein provided for the recovery of rent be construed as a waiver of the right to obtain possession of the piemises.
     In the event that the premises demised herein, or any part thereof, is taken or condemned for a public or quasi-public use, this lease shall, as to the part so taken, terminate as of the date title shall vest in the condemnor, and rent shall abate in proportion to the square feet of leased space taken or condemned or shall cease if the entire premises be so taken. In either event the Lessee waives all claims against the Lessor by reason of the complete or partial taking of the demised premises.
     This Agreement of Lease and all its terms, covenants and provisions are and each of them is subject and subordinate to any lease or other arrangement or right to possession, under which the Lessor is in Control of the demised premises, to the rights of the owner or owners of the demised premises and of the land or buildings of which the demised premises are a part, to all rights of the Lessor's landlord and to any and all mortgages and other encumbrances now or hereafter placed upon the demised premises or upon the land and/or the buildings containing the same; and Lessee expressly agrees that if Lessor's tenancy, control, or right to possession shall terminate either by expiration, forfeiture or otherwise, then this lease shall thereupon immediately terminate and the Lessee shall,


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thereupon, give immediate possession; and Lessee hereby waives any and all claims for damages or otherwise by reason of such termination as aforesaid.
     It is hereby mutually agreed that either party hereto may determine this lease at the end of said term by giving to the other party written notice thereof at least ninety (90) days prior thereto, but in default of such notice, this lease shall continue upon the same terms and conditions in force immediately prior to the expiration of the term hereof as are herein contained for a further period of one (1) year and so on from year to year unless or until terminated by either party hereto, giving the other ninety (90) days written notice for removal previous to expiration of the then current term: PROVIDED, however, that should this lease be continued for a further period under the terms hereinabove mentioned, any allowances given Lessee on the rent during the original term shall not extend beyond such original term, and further provided, however, that if Lessor shall have given such written notice prior to the expiration of any term hereby created, of his intention to change the terms and conditions of this lease, and Lessee shall not within thirty (30) days from such notice notify Lessor of Lessee's intention to vacate the demised premises at the end of the then current term, Lessee shall be considered as Lessee under the terms and conditions mentioned in such notice for a further term as above provided, or for such further term as may be stated in such notice. In the event that Lessee shall give notice, as stipulated in this lease, of intention to vacate the demised premises at the end of the present term, or any renewal or extension thereof, and shall fail or refuse so to vacate the same on the date designated by such notice, then it is expressly agreed that Lessor shall have the option either (a) to disregard the notice so given as having no effect, in which case all the terms and conditions of this lease shall continue thereafter with full force precisely as if such notice had not been given, or (b) Lessor may, at any time within thirty days after the present term or any renewal or extension thereof, as aforesaid, give the said Lessee ten days' written notice of his intention to terminate the said lease; whereupon the Lessee expressly agrees to vacate said premises at the expiration of the said period of ten days specified in said notice, All powers granted to Lessor by this lease may be exercised and all obligations imposed upon Lessee by this lease shall be performed by Lessee as well during any extension of the original term of this lease as during the original term itself.

     All notices must be given by certified mail, return receipt requested.

     It is expressly understood and agreed by and between the parties hereto that this lease and the riders attached hereto and forming a part hereof set forth all the promises, agreements, conditions and understandings between Lessor or his Agent and Lessee relative to the demised premises, and that there are no promises, agreements, conditions or understandings, either oral or written, between them other than herein set forth. It is further understood and agreed that, except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this lease shall be binding upon Lessor or Lessee unless reduced to writing and signed by them.
     All rights and liabilities herein given to, or imposed upon, the respective parties hereto shall extend to and bind the several and respective heirs, executors, administrators, successors and assigns of said parties; and if there shall be more than one Lessee, they shall all be bound jointly and severally by the terms, covenants and agreements herein, and the word "Lessee" shall be deemed and taken to mean each and every person or party mentioned as a Lessee herein, be the same one or more; and if there shall be more than one Lessee, any notice required or permitted by the terms of this lease may be given by or to any one thereof, and shall have the same force and effect as if given by or to all thereof. The words "his" and "him" wherever stated herein, shall be deemed to refer to the "Lessor" or "Lessee" whether such Lessor or Lessee be singular or plural and irrespective of gender. No rights, however, shall inure to the benefit of any assignee of Lessee unless the assignment to such assignee has been approved by Lessor in writing as aforesaid.
     Any headings preceding the text of the several paragraphs and sub-paragraphs hereof are inserted solely for convenience of reference and shall not constitute a part of this lease nor shall they affect its meaning, construction or effect.

     In Witness Whereof, the parties hereto have executed these presents the day and year first above written, and intend to be legally bound thereby.

SEALED AND DELIVERED IN THE
PRESENCE OF:


                                       /s/John S. Saltzman
/s/Garland P. Pezzuolo